                             KOBREN INSIGHT FUNDS

                Vote via the Internet: http://www.proxyweb.com
                    Vote via the telephone: 1-800-690-6903

              PROXY                                        PROXY

                              KOBREN GROWTH FUND
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 10, 2006

   I (we), the undersigned holder(s) of shares of beneficial interest of Kobren Growth Fund (your "Fund"), having received notice of the meeting and the combined proxy statement and prospectus ("Proxy Statement/Prospectus") therefor, and revoking all prior proxies, hereby appoint Messrs. Eric M. Kobren and Eric J. Godes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of the Fund to be held on November 10, 2006, at 2:00 p.m. (Boston time) at the offices of Kobren Insight Management, Inc. ("KIM"), 20 William Street, Wellesley Hills, Massachusetts 02481, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the Proxy Statement/Prospectus) in respect of all shares of beneficial interest of the Fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                   Signature(s) of Shareholder(s)             (Sign in the Box)

                   NOTE: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                   --------------------------------------
                   Signature of joint owner, if any


                   --------------------------------------
                   Date

                         YOUR VOTE IS VERY IMPORTANT.

                    PLEASE COMPLETE, SIGN, DATE AND RETURN
                       THE ENCLOSED PROXY CARD PROMPTLY.

                 Please detach at perforation before mailing.

   THE SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

   IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF KOBREN INSIGHT FUNDS AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:                                             FOR AGAINST ABSTAIN

(1) To approve an Agreement and Plan of Reorganization and Redomiciliation providing for the [ ]   [ ]     [ ]
reorganization of your fund into E*TRADE Kobren Growth Fund, a newly created series of
E*TRADE Funds.

                 PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                         YOUR VOTE IS VERY IMPORTANT.
                    PLEASE COMPLETE, SIGN, DATE AND RETURN
                       THE ENCLOSED PROXY CARD PROMPTLY.

                 Please detach at perforation before mailing.

                             KOBREN INSIGHT FUNDS

                Vote via the Internet: http://www.proxyweb.com
                    Vote via the telephone: 1-800-690-6903

              PROXY                                        PROXY

                               DELPHI VALUE FUND
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 10, 2006

   I (we), the undersigned holder(s) of shares of beneficial interest of Delphi Value Fund (your "Fund"), having received notice of the meeting and the combined proxy statement and prospectus ("Proxy Statement/Prospectus") therefor, and revoking all prior proxies, hereby appoint Messrs. Eric M. Kobren and Eric J. Godes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of the Fund to be held on November 10, 2006, at 2:00 p.m. (Boston time) at the offices of Kobren Insight Management, Inc. ("KIM"), 20 William Street, Wellesley Hills, Massachusetts 02481, and any adjourned session or sessions thereof, and to vote and act upon the following matters (as more fully described in the Proxy Statement/Prospectus) in respect of all shares of beneficial interest of the Fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                   Signature(s) of Shareholder(s)             (Sign in the Box)

                   NOTE: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                   --------------------------------------
                   Signature of joint owner, if any


                   --------------------------------------
                   Date

                         YOUR VOTE IS VERY IMPORTANT.

                    PLEASE COMPLETE, SIGN, DATE AND RETURN
                       THE ENCLOSED PROXY CARD PROMPTLY.

                 Please detach at perforation before mailing.

   THE SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

   IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF KOBREN INSIGHT FUNDS AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:                                             FOR AGAINST ABSTAIN

(1) To approve an Agreement and Plan of Reorganization and Redomiciliation providing for the [ ]   [ ]     [ ]
reorganization of your fund into E*TRADE Delphi Value Fund, a newly created series of
E*TRADE Funds.

                 PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                         YOUR VOTE IS VERY IMPORTANT.
                    PLEASE COMPLETE, SIGN, DATE AND RETURN
                       THE ENCLOSED PROXY CARD PROMPTLY.

                 Please detach at perforation before mailing.